UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2013 (March 21, 2013)

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12515	52-1736882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Public Square, 1500 Key Tower, Cleveland, Ohio		44114-1221
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 781-0083

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On March 21, 2013, OM Group, Inc. announced the appointment of David B. Knowles as President and Chief Operating Officer, effective April 8, 2013. Mr. Knowles, age 52, served as Executive Vice President and Chief Operating Officer of Myers Industries since June 2009 and resigned effective March 22, 2013. Prior to his position with Myers Industries, Mr. Knowles served as the President and Chief Executive Officer of Aristech Acrylics LLC since 2003. Mr. Knowles also held various senior management and operating leadership positions at Honeywell, M.A. Hanna and other firms.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

(d)	Exhibits

99	OM Group, Inc. press release, dated March 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OM GROUP, INC. (Registrant)
Date: March 21, 2013	By:	/s/ Valerie Gentile Sachs
Name: Valerie Gentile Sachs Title: Vice President, General Counsel and Secretary